UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 15, 2006
GEOKINETICS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-9268	No. 94-1690082
(Commission File Number)	(IRS Employer Identification No.)

One Riverway, Suite 2100
Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)
(713) 850-7600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 1.02 Termination of a Material Definitive Agreement
ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant
ITEM 3.02 Unregistered Sales of Equity Securities
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
Purchase Agreement
Indenture
Registration Rights Agreement
Amended Revolving Credit, Capex Loan and Security Agreement
Form of Intercreditor Agreement

ITEM 1.01 Entry into a Material Definitive Agreement
$110,000,000 Second Priority Senior Secured Floating Rate Notes due 2012
On December 15, 2006, Geokinetics Inc., a Delaware corporation (the “Company), entered into a Purchase Agreement with RBC Capital Markets Corporation (the “Initial Purchaser”) dated December 11, 2006 (the “Note Purchase Agreement”) for the sale of an aggregate principal amount of $110,000,000 of the Company’s Second Priority Senior Secured Floating Rate Notes due 2012 (the “Notes”).
The Notes were issued pursuant to an Indenture, dated as of December 15, 2006 (the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”). Notes issued in book-entry form will be issued in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”).
The Company’s payment of principal of, premium and interest and Additional Interest (as defined in the Indenture), if any, under the Notes, the Exchange Notes (as defined in the Note Purchase Agreement) and the Indenture will be unconditionally, jointly and severally guaranteed by Advanced Seismic Technology, Inc., Geokinetics Holdings, Inc., Geophysical Development Corporation, Grant Geophysical Corp., Grant Geophysical, Inc., Grant Geophysical (Int’l), Inc., Quantum Geophysical, Inc., and Trace Energy Services, Inc. (the “Guarantors”).
The Company used the net proceeds from the Notes to repay the Junior Bridge Loan incurred in the acquisition of Grant Geophysical, Inc., an described in Item 2.03 of the Current Report on Form 8-K filed by the Company with the Commission on September 14, 2006.
The foregoing description is a summary of the material terms of the Note Purchase Agreement and the Indenture, and does not purport to be complete, and is qualified in its entirety by reference to the Note Purchase Agreement and the Indenture, copies of which are attached to this Form 8-K as Exhibits 10.1 and 10.2 respectively.
Note Registration Rights Agreement
The holders of the Notes will be entitled to the benefits of a registration rights agreement, dated as of December 15, 2006 (the “Note Registration Rights Agreement”), between the Company and the Initial Purchaser, pursuant to which the Company and each of the Guarantors have agreed to file with the Securities and Exchange Commission (the “Commission”) a registration statement under the Securities Act of 1933, relating to an offer (the “Exchange Offer”) to exchange another series of debt securities of the Company with terms substantially identical to the Notes (the “Exchange Notes”) and to have that registration statement declared effective by the Commission on or prior to 270 days after the Closing Date, or, if the Exchange Offer is not completed, a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by the holders of the Notes.

The foregoing description is a summary of the material terms of the Note Registration Rights Agreement and does not purport to be complete, and is qualified in its entirety by reference to the Note Registration Rights Agreement, a copy of which is attached to this Form 8-K as Exhibit 10.3.
Amended and Restated Revolving Credit, Capex Loan and Security Agreement
On December 15, 2006, Geokinetics and its principal subsidiaries entered into an Amended and Restated Credit and Security Agreement (the “PNC Loan Agreement) dated December 15, 2006, with PNC Bank, National Association (“PNC”). Under the PNC Loan Agreement, PNC agreed to make the following credit facilities available, subject to the terms and conditions set forth in the Loan Agreement: (i) a $14,500,000 revolving credit facility and (ii) a $6,500,000 capital expenditures loan. The foregoing description is a summary of the material terms of the PNC Loan Agreement, does not purport to be complete, and is qualified in its entirety by reference to the PNC Loan Agreement, a copy of which is attached to this Form 8-K as Exhibit 10.4.
PNC, the Trustee, and the Company entered into an Intercreditor Agreement in the form attached hereto as Exhibit 10.5.
ITEM 1.02 Termination of a Material Definitive Agreement
As described in Item 3.02 of this Report on Form 8-K, on December 15, 2006, the Company issued 228,683 shares of Series B Senior Convertible Preferred Stock, $10.00 par value (“Series B Preferred Stock”), in satisfaction of the outstanding principal and accrued interest under the Senior Loan Agreement with Avista Capital Partners, L.P. and Avista Capital Partners (Offshore), L.P.  A copy of the Senior Loan Agreement was attached as Exhibit 10.6 to the Current Report on Form 8-K filed by the Company with the Commission on September 14, 2006.
As described in Item 1.01 of this Report on Form 8-K, on December 15, 2006, the Company used the proceeds from the Notes to repay the outstanding principal and accrued interest of the Credit Agreement with Avista Capital Partners, L.P., Avista Capital Partners (Offshore), L.P., and Royal Bank of Canada, as lenders (the “Junior Bridge Loan”), which was attached as Exhibit 10.7 to the Current Report on Form 8-K filed by the Company with the Commission on September 14, 2006.
ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant
The disclosure set forth in Item 1.01 above is incorporated by reference herein.
ITEM 3.02 Unregistered Sales of Equity Securities
As described in Item 1.01 of this report on Form 8-K, on December 15, 2006, the Company issued an aggregate principal amount of $110,000,000 of the Notes. The Notes and the guarantees thereof will not be registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements under the Securities Act and any applicable state securities laws.

On December 15, 2006, the Company issued an aggregate of 228,683 shares of its Series B Senior Convertible Preferred Stock, $10.00 par value (“Series B Preferred Stock”), pursuant to the terms of the Securities Purchase Agreement (the “Series B Purchase Agreement”) dated September 8, 2006 with Avista Capital Partners, L.P., Avista Capital Partners (Offshore), L.P. and Levant America S.A., a copy of which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Commission on September 14, 2006.
The Series B Preferred Stock was issued in satisfaction of the outstanding principal and accrued interest on the Senior Bridge Loan described in Item 2.03 of the Current Report on Form 8-K filed by the Company with the Commission on September 14, 2006.
ITEM 9.01 Financial Statements and Exhibits.
     (c) Exhibits
10.1	Purchase Agreement, dated December 11, 2006, by and among RBC Capital Markets Corporation, Geokinetics Inc., and the Guarantors listed on Schedule B attached thereto.

10.2	Indenture, dated as of December 15, 2006, between Geokinetics Inc. and Wells Fargo Bank, National Association, as trustee.

10.3	Registration Rights Agreement, dated as of December 15, 2006, by and among Geokinetics Inc. and the investors party thereto.

10.4	Amended and Restated Revolving Credit, Capex Loan and Security Agreement dated December 15, 2006 by and among PNC Bank, National Association, Geokinetics Inc. and its principal subsidiaries.

10.5	Form of Intercreditor Agreement, among PNC Bank, National Association (“PNC”), Wells Fargo Bank, National Association, and Geokinetics Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
GEOKINETICS INC.

Date: December 21, 2006	By:	/s/ David A. Johnson
David A. Johnson, President
and Chief Executive Officer

Index to Exhibits
Exhibits
10.1	Purchase Agreement, dated December 11, 2006, by and among RBC Capital Markets Corporation, Geokinetics Inc., and the Guarantors listed on Schedule B attached thereto.

10.2	Indenture, dated as of December 15, 2006, between Geokinetics Inc. and Wells Fargo Bank, National Association, as trustee.

10.3	Registration Rights Agreement, dated as of December 15, 2006, by and among Geokinetics Inc. and the investors party thereto.

10.4	Amended and Restated Revolving Credit, Capex Loan and Security Agreement dated December 15, 2006 by and among PNC Bank, National Association, Geokinetics Inc. and its principal subsidiaries.

10.5	Form of Intercreditor Agreement, among PNC Bank, National Association (“PNC”), Wells Fargo Bank, National Association, and Geokinetics Inc.